UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

Belpointe PREP, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-40911	84-4412083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Glenville Road Greenwich, Connecticut	06831
(Address or principal executive offices)	(Zip Code)

(203) 883-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Class A units	OZ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 17, 2023, Belpointe PREP, LLC (the “Company”) held its annual meeting of unitholders (the “Annual Meeting”). As of September 26, 2023, the record date for the Annual Meeting, the Company had 3,579,511 Class A units, 100,000 Class B units and one Class M unit outstanding. Holders of the Company’s Class A units and Class B units were entitled to one vote per unit on all matters submitted for approval of the unitholders at the Annual Meeting. The holder of the Company’s Class M unit was entitled to that number of votes equal ten times the aggregate number of Class A units and Class B units outstanding on those matters which the Class M unit is entitled to vote.

At the Annual Meeting, the holders of the Company’s Class A and Class B units voted together as a single class on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 5, 2023. The holder of the Class M unit was entitled to vote on proposals 2 and 3 below, but was not entitled to vote with respect to proposal 1, the election of Class II directors. Unitholders approved each of the proposals presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s unitholders.

1. The individuals below were elected at the Annual Meeting to serve as Class II directors of the Company until the 2026 annual meeting of the unitholders or until their respective successors are duly elected or appointed and qualified or until their earlier resignation, removal, incapacity or death.

Director Nominee	For	Against	Abstain	Broker Non-Votes
Martin Lacoff	536,896	475,170	4,955	2,322,476
Ronald Young Jr.	539,311	472,755	4,955	2,322,476

2. The ratification of the appointment of Citrin Cooperman & Company, LLP, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023. There were no broker non-votes on this proposal.

For	Against	Abstain	Broker Non-Votes
38,620,010	103,714	12,283	1,298,600

3. The approval of, pursuant to Rule 713(a) of the NYSE American, the issuance of up to $750,000,000 of Class A units of the Company in connection with the prospectus, dated as of May 11, 2023.

For	Against	Abstain	Broker Non-Votes
37,468,902	230,109	13,120	917,021

Item 9.01 Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2023

BELPOINTE PREP, LLC

By:	/s/ Brandon E. Lacoff
Brandon E. Lacoff
Chairman of the Board and Chief Executive Officer